Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Agreement”) is made and entered into as of June 3, 2011, by and among (i) SureWest Communications (the “Borrower”), (ii) the Subsidiaries of the Borrower identified on the signature pages hereto (each, individually, a “Guarantor” and collectively, the “Guarantors”), (iii) CoBank, ACB (the “Administrative Agent”), as Administrative Agent, Lead Arranger, Bookrunner, Issuing Lender, Swingline Lender and a Lender, and (iv) certain of such other Lenders as are party to the Credit Agreement defined below.  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement defined below.

RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of March 2, 2011 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”);

WHEREAS, SureWest Telephone desires to sell its parcel of real property located at 99 Yosemite Avenue, Roseville, California 95678 (the “Yosemite Property”), which property is currently mortgaged to the Administrative Agent for the benefit of the Secured Parties, and has requested that the Lenders party hereto, in their capacity as Requisite Lenders under the Credit Agreement, consent to such sale;

WHEREAS, the Borrower has requested that the Lenders party hereto, in their capacity as Requisite Lenders under the Credit Agreement, amend Section 3.3 of the Credit Agreement in order to permit the Loan Parties to make Investments that are not currently permitted by such Section in an aggregate amount of up to $10,000,000;

WHEREAS, the Borrower has requested that the Lenders party hereto, in their capacity as Requisite Lenders under the Credit Agreement, amend Section 3.6 of the Credit Agreement in order to permit the Loan Parties to dispose of assets pursuant to clauses (vi) and (viii) of such Section in partial or total consideration of a note or other form of delayed payment; and

WHEREAS, the Lenders party hereto, in their collective capacity as Requisite Lenders under the Credit Agreement, have agreed to consent to the sale of the Yosemite Property and to amend Section 3.3 of the Credit Agreement and clauses (vi)(c) and (viii)(c) of Section 3.6 of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of the Borrower, the Guarantors and the Lenders party hereto, in their collective capacity as Requisite Lenders under the Credit Agreement, hereby agree as follows:

SECTION 1.  Amendments.

(A)       Upon the effectiveness of this Agreement as provided below, Section 3.3 of the Credit Agreement is hereby amended and restated by replacing such Section in its entirety with the following:

Investments.  The Loan Parties will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, make or own any Investment in any Person that is prohibited by Borrower’s Investment Policy, except for the following:

(A)       the CoBank Equities, as set forth in Subsection 2.7;

(B)       Permitted Acquisitions and Investments acquired in connection with Permitted Acquisitions; and

(C)       any other Investments, so long as (i) each such Investment and all transactions related thereto are consummated in accordance with Applicable Law in all material respects, (ii) after giving effect to each such Investment, no Default or Event of Default has occurred and is continuing, (iii) each such Investment is related to the telecommunications and/or the broadband industry, (iv) the consideration paid for all such Investments does not exceed $10,000,000 in the aggregate during the term hereof, and (v) Borrower is in pro forma compliance after giving effect to each such Investment with the covenants set forth in Subsections 4.1 through 4.3 for the most recently ended test period under such Subsections as if such Investment had occurred on the first day of such test period.

Without the consent of Administrative Agent, Borrower will not amend or modify its Investment Policy in any manner that Administrative Agent determines in its reasonable judgment is materially adverse to the interests of the Lenders hereunder or under any other Loan Document.  Administrative Agent shall provide or withhold its consent to any proposed amendment or modification to Borrower’s Investment Policy within 10 days of Administrative Agent receiving notice of such proposed amendment or modification in accordance with Subsections 4.4(L) and 9.3.  If Administrative Agent fails to respond within such 10-day period it shall be deemed to have consented to such proposed amendment or modification.

(B)       Upon the effectiveness of this Agreement as provided below, clause (vi)(c) of Section 3.6 of the Credit Agreement is hereby amended and restated by replacing such clause in its entirety with the following:

(c) as to any Asset Disposition with respect to which the fair market value of the assets disposed of exceeds $15,000,000, unless otherwise agreed to by the

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Administrative Agent, in its sole discretion, the sole consideration received is cash or other assets (other than a note or other delayed payment transaction),

(C)       Upon the effectiveness of this Agreement as provided below, clause (viii)(c) of Section 3.6 of the Credit Agreement is hereby amended and restated by replacing such clause in its entirety with the following:

(c) as to any Asset Disposition with respect to which the fair market value of the assets disposed of exceeds $15,000,000, unless otherwise agreed to by the Administrative Agent, in its sole discretion, the sole consideration received is cash or other assets (other than a note or other delayed payment transaction),

SECTION 2.  Consent.  Pursuant to clause (vi) of Section 3.6 of the Credit Agreement, the Loan Parties may dispose of assets pursuant to such clause of such Section if all of the conditions set forth in such clause of such Section are satisfied, including that the sole consideration received in respect of such disposition is cash or other assets (other than a note or other delayed payment transaction).  The Borrower has requested that the Requisite Lenders consent to SureWest Telephone disposing of the Yosemite Property in partial consideration of a note from the purchaser (the “Yosemite Property Sale”).  In reliance on the representations, warranties and agreements provided and made by the Borrower to the Lenders herein and in connection with the request for such consent, upon the effectiveness of this Agreement as provided below, the Lenders party hereto, in their collective capacity as Requisite Lenders under the Credit Agreement, hereby consent under the Credit Agreement to the Yosemite Property Sale.

SECTION 3.  Condition to Effectiveness.  This Agreement shall be effective only upon receipt by the Administrative Agent of an execution counterpart hereto signed by the Borrower, each Guarantor, and such Lenders party to the Credit Agreement that collectively constitute Requisite Lenders thereunder.

SECTION 4.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 5.  All references to the Credit Agreement in the Credit Agreement or in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended by this Agreement.  Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement or the other Loan Documents, and the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 6.  Each of the Borrower and the Guarantors hereby represents and warrants to the Lenders as follows:

(A)      Such entity has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms.  This Agreement has been duly executed and delivered by such entity and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

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(B)      The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1)        require any governmental approval or violate any Applicable Law relating to such entity;

(2)        conflict with, result in a breach of or constitute a default under the organizational documents of such entity, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any governmental approval relating to it; or

(3)        result in or require the creation or imposition of any lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such entity.

(C)       That, after giving effect to the amendments and consent set forth in this Agreement, the representations and warranties of such entity set forth in the Loan Documents to which it is a party are true and correct in all material respects as of the date hereof as if made on the date hereof.

(D)       That, after giving effect to the amendments and consent set forth in this Agreement, no Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 7.  The Borrower, as the maker of certain Security Documents and certain other related documents, hereby confirms and agrees that (a) each such document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Borrower to the Lenders under the Credit Agreement, as amended hereby.

SECTION 8.  Each of the Guarantors, as the makers of certain guarantees set forth in the Credit Agreement, certain Security Documents and certain other related documents, hereby confirms and agrees that (a) its respective guarantee of the Guaranteed Obligations is and shall continue to be in full force and effect, (b) each such document is and shall continue to be in full force and effect, and (c) the obligations guaranteed or secured, as applicable, by each such applicable document include any and all obligations of the Borrower to the Lenders under the Credit Agreement, as amended hereby.

SECTION 9.  The Borrower agrees to pay the Lenders, on demand, all out-of-pocket costs and expenses incurred by the Lenders, including, without limitation, the reasonable fees and expenses of counsel retained by the Lenders, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 10.  This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted

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successors and assigns, and all of which taken together shall constitute one and the same agreement.

SECTION 11.  Except to the extent governed by applicable federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

[Signatures commence on the following page.]

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

SUREWEST COMMUNICATIONS, a California corporation, as Borrower

By:	/s/ STEVEN C. OLDHAM
Steven C. Oldham
President and Chief Executive Officer

SUREWEST BROADBAND, a California corporation,
SUREWEST KANSAS HOLDINGS, INC., a Delaware corporation,
SUREWEST TELEVIDEO, a California corporation,
SUREWEST KANSAS, INC., a Delaware corporation, and
SUREWEST TELEPHONE, a California corporation, each as a Guarantor

By:	/s/ STEVEN C. OLDHAM
Steven C. Oldham
President and Chief Executive Officer

SUREWEST KANSAS CONNECTIONS, LLC, a Delaware limited liability company, as a Guarantor

By:	SureWest Kansas Holdings, Inc., its manager

By:	/s/ STEVEN C. OLDHAM
Steven C. Oldham
President and Chief Executive Officer

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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SUREWEST KANSAS LICENSES, LLC, SUREWEST KANSAS OPERATIONS, LLC, and SUREWEST KANSAS PURCHASING, LLC, each a Delaware limited liability company, each as a Guarantor

By:	SureWest Kansas Connections, LLC, its manager
By:	SureWest Kansas Holdings, Inc., its manager

	By:	/s/ STEVEN C. OLDHAM
Steven C. Oldham President and Chief Executive Officer

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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COBANK, ACB, as Administrative Agent, Lead Arranger, Bookrunner, Issuing Lender, Swingline Lender and a Lender

By:	/s/ Victor Padilla
Victor Padilla
Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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ROYAL BANK OF CANADA, as Syndication Agent, Bookrunner, Lead Arranger and a Lender

By:	/s/ D.W. Scott
	Name:	D.W. Scott Johnson
	Title:	Authorized Signatory

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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UNION BANK, as Documentation Agent, Lead Arranger and a Lender

By:	/s/ David Hill
	Name:	David Hill
	Title:	Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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RBC BANK (USA), as a Lender

By:	Richard Marshall
	Name:	Richard Marshall
	Title:	Market Executive – National Division

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[Signature Page to First Amendment to Credit Agreement and Consent]

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RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Joseph A. Ciccolini
	Name:	Joseph A. Ciccolini
	Title:	Vice President-Senior Corporate
Banker

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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BANK OF THE WEST, as a Lender

By:	Edward Unwin
	Name:	Edward Unwin
	Title:	Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/ Scott C. Meves
	Name:	Scott C. Meves
	Title:	SVP

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Nicholas King
	Name:	Nicholas King
	Title:	Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By:	/s/ John Zhang
Name: John Zhang
Title: Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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NORTHWEST FARM CREDIT SERVICES, as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name: Jeremy A. Roewe
Title: Account Manager

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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UNITED FCS, FLCA, d/b/a FCS COMMERCIAL FINANCE GROUP, as a Voting Participant

By:	/s/ Jeremy Voigts
Name: Jeremy Voigts
Title: Vice-President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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FCS FINANCIAL, FLCA, as a Voting Participant

By:	/s/ Lee Fuchs
Name: Lee Fuchs
Title: Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Credit Agreement and Consent]

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FARM CREDIT SERVICES OF THE MOUNTAIN PLAINS, FLCA, as a Voting Participant

By:	/s/ Bradley K. Leafgren
Name: Bradley K. Leafgren
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement and Consent]